Schedule of Investments PIMCO Income Strategy Fund	October 31, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 131.0% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.3%

Advanz Pharma Corp. 7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,321	$2,182
Altice France S.A. 6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	99	98
Diamond Resorts Corp. 5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	208	200
Dubai World (2.500% Cash and 1.750% PIK) 4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	2,574	2,401
Emerald TopCo, Inc. 5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	55	54
Envision Healthcare Corp. 5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	5,053	4,106
Financial & Risk U.S. Holdings, Inc. 5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	348	351
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	203	201
Frontier Communications Corp. 5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~	294	293
iHeartCommunications, Inc. 6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~	2,172	2,182
IRB Holding Corp. 5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	406	404
Jefferies Finance LLC 5.875% (LIBOR03M + 3.750%) due 06/03/2026 «~	11	11
McDermott Technology Americas, Inc.
TBD% due 10/21/2021	602	581
7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~	1,081	662
Messer Industrie GmbH 4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~	32	32
MH Sub LLC 5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	57
Nascar Holdings, Inc. TBD% due 10/19/2026	37	37
NCI Building Systems, Inc. 5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	19
Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~	5,935	4,390
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~	4,077	2,996
Ortho-Clinical Diagnostics S.A. 5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	302	289
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^(e)	100	94
PetSmart, Inc. 6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~	33	32
Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~	108	106
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~	40	39
Sprint Communications, Inc. 4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~	780	773
Starfruit Finco BV 5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~	97	95
Sunshine Luxembourg VII SARL TBD% (LIBOR03M + 4.250%) due 10/01/2026 ~	100	100
Syniverse Holdings, Inc. 7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~	3,536	3,211
U.S. Renal Care, Inc. 7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	219	203
Univision Communications, Inc. 4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,074	2,003
West Corp. 6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~	26	22
Westmoreland Mining Holdings LLC 10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	629	635
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)	1,600	1,214

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Windstream Services LLC TBD% (PRIME + 4.250%) due 02/17/2024 ~		1,300	1,305
Total Loan Participations and Assignments (Cost $35,378)			31,378

CORPORATE BONDS & NOTES 59.6%

BANKING & FINANCE 25.5%

Ally Financial, Inc. 8.000% due 11/01/2031		537	750
Ambac LSNI LLC 7.104% due 02/12/2023 •		256	258
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,925	7,211
8.625% due 07/15/2023		$200	187
Athene Holding Ltd. 4.125% due 01/12/2028		11	11
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		73	79
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		17	18
5.000% due 04/20/2048		30	32
Banco Bilbao Vizcaya Argentaria S.A. 6.750% due 02/18/2020 •(i)(j)	EUR	1,000	1,132
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	400	121
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)	EUR	200	237
Barclays PLC
3.250% due 01/17/2033	GBP	100	137
7.125% due 06/15/2025 •(i)(j)		5,100	7,244
7.750% due 09/15/2023 •(i)(j)(m)		$400	426
8.000% due 06/15/2024 •(i)(j)(m)		200	218
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		35	35
Brookfield Finance, Inc.
3.900% due 01/25/2028		36	38
4.700% due 09/20/2047 (m)		90	101
Cantor Fitzgerald LP
4.875% due 05/01/2024		15	16
6.500% due 06/17/2022 (m)		3,000	3,239
CBL & Associates LP 5.950% due 12/15/2026		3,880	2,600
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	216
7.500% due 12/11/2023 •(i)(j)		640	711
7.500% due 12/11/2023 •(i)(j)(m)		2,900	3,223
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	846	924
EPR Properties 4.750% due 12/15/2026 (m)		$1,031	1,124
ESH Hospitality, Inc. 4.625% due 10/01/2027		52	52
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		1,700	1,784
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		200	203
6.750% due 03/15/2022		232	242
GSPA Monetization Trust 6.422% due 10/09/2029		1,564	1,833
HSBC Bank PLC 6.330% due 05/23/2023		2,800	2,925
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	278
6.000% due 09/29/2023 •(i)(j)(m)	EUR	1,800	2,287
6.500% due 03/23/2028 •(i)(j)		$200	212
Hunt Cos., Inc. 6.250% due 02/15/2026		12	12
ING Groep NV 5.750% due 11/16/2026 •(i)(j)		200	205
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		32	33
Lloyds Bank PLC 12.000% due 12/16/2024 •(i)		200	244
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		2,900	3,193
7.875% due 06/27/2029 •(i)(j)	GBP	3,219	5,077
Nationstar Mortgage LLC 6.500% due 07/01/2021		$287	289
Navient Corp.
5.625% due 08/01/2033		31	27
6.500% due 06/15/2022		38	41
7.250% due 09/25/2023 (m)		2,974	3,260
Newmark Group, Inc. 6.125% due 11/15/2023		28	31

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		594	616
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		70	74
5.500% due 02/15/2024		14	15
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,400	1,430
8.000% due 08/10/2025 •(i)(j)(m)		3,000	3,439
8.625% due 08/15/2021 •(i)(j)(m)		1,000	1,080
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,850	3,953
7.375% due 06/24/2022 •(i)(j)		1,800	2,508
Societe Generale S.A. 7.375% due 10/04/2023 •(i)(j)		$300	321
Springleaf Finance Corp.
5.625% due 03/15/2023		600	647
6.125% due 03/15/2024		68	75
6.625% due 01/15/2028		172	191
6.875% due 03/15/2025		54	61
TP ICAP PLC 5.250% due 01/26/2024 (m)	GBP	2,023	2,838
UniCredit SpA 7.830% due 12/04/2023 (m)		$1,960	2,312
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	1,480	2,188
Voyager Aviation Holdings LLC 8.500% due 08/15/2021		$3,470	3,605
			77,869
INDUSTRIALS 23.5%

Altice Financing S.A. 7.500% due 05/15/2026		1,500	1,598
Altice France S.A. 8.125% due 02/01/2027		500	556
Associated Materials LLC 9.000% due 01/01/2024		380	334
Avon International Capital PLC 6.500% due 08/15/2022		12	12
Baffinland Iron Mines Corp. 8.750% due 07/15/2026		600	603
BCPE Cycle Merger Sub, Inc. 10.625% due 07/15/2027		36	34
Bombardier, Inc.
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027		1,603	1,519
Camelot Finance S.A. 4.500% due 11/01/2026		15	15
Charles River Laboratories International, Inc. 4.250% due 05/01/2028		12	12
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		1,357	1,495
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		3,760	3,678
8.000% due 03/15/2026		256	251
8.625% due 01/15/2024		439	450
Connect Finco SARL 6.750% due 10/01/2026		30	31
Continental Airlines Pass-Through Trust 9.798% due 10/01/2022		184	191
Core & Main Holdings LP (8.625% Cash or 9.375% PIK) 8.625% due 09/15/2024 (d)		19	19
Dell International LLC 6.020% due 06/15/2026 (m)		1,200	1,371
Diamond Resorts International, Inc.
7.750% due 09/01/2023		345	358
10.750% due 09/01/2024 (m)		1,200	1,248
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021		800	815
Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK) 7.750% due 05/15/2022 (d)		8	8
Eldorado Resorts, Inc. 6.000% due 09/15/2026		1,100	1,211
Envision Healthcare Corp. 8.750% due 10/15/2026		1,105	627
Exela Intermediate LLC 10.000% due 07/15/2023		57	28
Fairstone Financial, Inc. 7.875% due 07/15/2024		155	164
Ferroglobe PLC 9.375% due 03/01/2022		700	455
First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	676
6.875% due 03/01/2026		758	746
7.000% due 02/15/2021		76	77

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Flex Ltd. 4.875% due 06/15/2029		56	60
FMG Resources Pty. Ltd. 4.500% due 09/15/2027		26	26
Ford Motor Co. 7.700% due 05/15/2097 (m)		7,435	8,290
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		3,313	1,955
Full House Resorts, Inc.
8.575% due 01/31/2024		196	193
9.738% due 02/02/2024		17	17
General Electric Co.
0.375% due 05/17/2022	EUR	100	111
5.000% due 01/21/2021 •(i)		$127	123
6.150% due 08/07/2037		19	23
6.875% due 01/10/2039		15	20
HCA, Inc. 7.500% due 11/15/2095		1,050	1,179
Hilton Domestic Operating Co., Inc. 4.875% due 01/15/2030		13	14
iHeartCommunications, Inc.
6.375% due 05/01/2026		580	627
8.375% due 05/01/2027		1,075	1,158
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	100	114
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		100	112
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$225	231
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		200	206
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		39	36
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		18	19
8.500% due 10/15/2024		242	244
9.750% due 07/15/2025		156	163
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		5,382	5,126
8.125% due 06/01/2023 (m)		524	443
Kinder Morgan, Inc.
7.750% due 01/15/2032 (m)		800	1,095
7.800% due 08/01/2031 (m)		1,600	2,173
Live Nation Entertainment, Inc. 4.750% due 10/15/2027		4	4
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		302	102
Micron Technology, Inc. 5.327% due 02/06/2029		74	82
Netflix, Inc.
3.625% due 06/15/2030	EUR	100	112
3.875% due 11/15/2029		304	348
4.625% due 05/15/2029		100	122
4.875% due 06/15/2030		$100	101
5.375% due 11/15/2029		30	32
New Albertson's LP 6.570% due 02/23/2028		2,800	2,499
Noble Holding International Ltd. 7.875% due 02/01/2026		90	60
Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/29/2019 (h)(i)		191	2
0.000% due 12/02/2019 (h)(i)		259	3
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		165	160
Pacific Drilling SA 8.375% due 10/01/2023		160	128
Pan American Energy LLC 57.343% (BADLARPP) due 11/20/2020 «~(a)	ARS	15,100	171
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$58	55
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	208
4.750% due 02/26/2029		833	968
4.875% due 02/21/2028		1,756	2,070
5.350% due 02/12/2028		$333	330
6.490% due 01/23/2027		40	43
6.500% due 03/13/2027 (m)		3,093	3,286
6.750% due 09/21/2047		20	20
6.840% due 01/23/2030		110	118
7.690% due 01/23/2050		60	66
PetSmart, Inc. 5.875% due 06/01/2025		45	45
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	200	216
Prime Security Services Borrower LLC 9.250% due 05/15/2023		$220	232

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

QVC, Inc. 5.950% due 03/15/2043 (m)		2,175	2,180
Radiate Holdco LLC 6.875% due 02/15/2023		26	27
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	100	121
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	700	1,215
Sands China Ltd.
5.125% due 08/08/2025 (m)		$200	221
5.400% due 08/08/2028 (m)		1,502	1,703
Scotts Miracle-Gro Co. 4.500% due 10/15/2029		3	3
Sensata Technologies, Inc. 4.375% due 02/15/2030		14	14
SoftBank Group Corp. 4.000% due 04/20/2023	EUR	900	1,074
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		$908	942
Spirit Issuer PLC 3.458% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	639
Staples, Inc. 7.500% due 04/15/2026		$30	31
Telesat Canada 6.500% due 10/15/2027		22	23
Tenet Healthcare Corp. 4.625% due 09/01/2024		19	20
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		942	908
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		674	616
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	1,715	1,885
2.200% due 07/21/2021		$991	943
3.250% due 04/15/2022	EUR	200	221
Topaz Solar Farms LLC
4.875% due 09/30/2039		$814	857
5.750% due 09/30/2039		2,304	2,582
TransDigm, Inc. 5.500% due 11/15/2027 (c)		56	56
Transocean Pontus Ltd. 6.125% due 08/01/2025		62	62
Transocean, Inc.
7.250% due 11/01/2025		68	60
7.500% due 01/15/2026		56	50
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		21	20
Triumph Group, Inc.
5.250% due 06/01/2022		10	10
6.250% due 09/15/2024		32	34
Unigel Luxembourg S.A. 8.750% due 10/01/2026		200	201
United Rentals North America, Inc. 3.875% due 11/15/2027 (c)		14	14
Univision Communications, Inc. 5.125% due 02/15/2025		250	245
Valaris PLC
5.750% due 10/01/2044		46	19
7.750% due 02/01/2026		8	4
Vale Overseas Ltd.
6.250% due 08/10/2026		71	83
6.875% due 11/21/2036		29	37
6.875% due 11/10/2039		24	31
ViaSat, Inc.
5.625% due 09/15/2025		44	45
5.625% due 04/15/2027		11	12
Virgin Media Secured Finance PLC 5.000% due 04/15/2027	GBP	200	274
Wyndham Destinations, Inc.
3.900% due 03/01/2023		$34	34
5.400% due 04/01/2024		4	4
5.750% due 04/01/2027		349	382
			71,831
UTILITIES 10.6%

DTEK Finance PLC (10.750% Cash and 0.000% PIK) 10.750% due 12/31/2024 (d)		593	606
Edison International
2.400% due 09/15/2022		30	29
2.950% due 03/15/2023		3	3
5.750% due 06/15/2027		31	34
Frontier Communications Corp. 8.000% due 04/01/2027		52	55
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		4,600	5,115

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Northwestern Bell Telephone 7.750% due 05/01/2030		7,000	7,600
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		46	46
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		134	80
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		625	615
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		2,663	692
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		323	301
2.950% due 03/01/2026 ^(e)		446	417
3.250% due 09/15/2021 ^(e)		119	112
3.250% due 06/15/2023 ^(e)		827	775
3.300% due 03/15/2027 ^(e)		1,070	1,006
3.300% due 12/01/2027 ^(e)		300	283
3.400% due 08/15/2024 ^(e)		218	207
3.500% due 06/15/2025 ^(e)		365	348
3.750% due 02/15/2024 ^(e)		76	72
3.750% due 08/15/2042 ^(e)		10	9
3.850% due 11/15/2023 ^(e)		196	186
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)		816	779
4.250% due 08/01/2023 ^(e)		552	524
4.300% due 03/15/2045 ^(e)		11	10
4.500% due 12/15/2041 ^(e)		10	9
4.600% due 06/15/2043 ^(e)		8	8
4.650% due 08/01/2028 ^(e)		515	500
4.750% due 02/15/2044 ^(e)		382	370
5.125% due 11/15/2043 ^(e)		637	617
5.400% due 01/15/2040 ^(e)		8	8
5.800% due 03/01/2037 ^(e)		1,998	2,003
6.050% due 03/01/2034 ^(e)		989	996
6.250% due 03/01/2039 ^(e)		299	306
6.350% due 02/15/2038 ^(e)		396	405
Petrobras Global Finance BV
5.093% due 01/15/2030		2,470	2,623
6.625% due 01/16/2034	GBP	100	155
Rio Oil Finance Trust 9.250% due 07/06/2024		$2,653	2,965
Southern California Edison Co.
3.650% due 03/01/2028		3	3
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		18	21
Sprint Corp. 7.875% due 09/15/2023		1,166	1,290
Talen Energy Supply LLC 6.625% due 01/15/2028		14	14
Transocean Poseidon Ltd. 6.875% due 02/01/2027		54	55
			32,263
Total Corporate Bonds & Notes (Cost $174,425)			181,963

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp. 5.000% due 10/01/2024		486	861
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,500
			2,361
UTILITIES 0.0%

Ensco Jersey Finance Ltd. 3.000% due 01/31/2024		4	3
Total Convertible Bonds & Notes (Cost $2,509)			2,364

MUNICIPAL BONDS & NOTES 5.0%

CALIFORNIA 0.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.500% due 10/01/2030		600	631

ILLINOIS 2.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040		6,000	7,277
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		60	66

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	10	12
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	120	130
		7,497
VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	385	372

WEST VIRGINIA 2.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	917
7.467% due 06/01/2047	5,700	5,887
		6,804
Total Municipal Bonds & Notes (Cost $13,578)		15,304

U.S. GOVERNMENT AGENCIES 3.2%

Fannie Mae
3.266% due 06/25/2043	500	94
3.500% due 12/25/2032 (a)	463	50
3.500% due 07/01/2045	600	111
4.000% due 11/25/2042 (a)	1,746	233
4.227% due 02/25/2049	1,653	244
5.373% due 07/25/2029 •	420	440
7.573% due 07/25/2029 •	570	671
8.906% due 12/25/2040 •	132	187
Freddie Mac
0.000% due 02/25/2046 (b)(h)	3,139	2,889
0.100% due 02/25/2046 (a)	37,831	36
4.599% due 11/25/2055 «~	4,025	2,445
5.937% due 11/15/2040 •	217	274
9.373% due 12/25/2027 •	1,490	1,786
12.573% due 03/25/2025 •	289	380
Total U.S. Government Agencies (Cost $9,292)		9,840

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%

Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^	37	37
Banc of America Funding Trust 6.000% due 08/25/2036 ^	927	910
BCAP LLC Trust
0.000% due 06/26/2036 ~	60	36
3.874% due 03/27/2036 ~	1,077	954
4.866% due 03/26/2037 þ	366	433
Bear Stearns ALT-A Trust
2.143% due 06/25/2046 ^•	1,562	1,768
3.828% due 11/25/2036 ^~	194	163
3.962% due 09/25/2047 ^~	2,602	2,115
4.237% due 09/25/2035 ^~	232	194
Bear Stearns Commercial Mortgage Securities Trust 5.728% due 04/12/2038 ~	100	102
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	356	343
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~	1	1
CD Mortgage Trust 5.688% due 10/15/2048	3,324	1,719
Chase Mortgage Finance Trust
4.219% due 12/25/2035 ^~	3	3
6.000% due 02/25/2037 ^	422	296
6.000% due 07/25/2037 ^	283	224
6.250% due 10/25/2036 ^	838	630
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037	38	40
Commercial Mortgage Loan Trust 6.035% due 12/10/2049 ~	857	562
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,071	896
6.000% due 08/25/2037 ^~	486	380
Countrywide Alternative Loan Trust
2.173% due 05/25/2037 ^•	164	74
4.538% due 04/25/2036 ^~	449	416
5.500% due 03/25/2035	137	100
5.500% due 12/25/2035 ^	1,492	1,238
5.750% due 01/25/2035	125	128
6.000% due 02/25/2035	176	171
6.000% due 08/25/2036 ^•	196	173
6.000% due 04/25/2037 ^	528	371
6.250% due 11/25/2036 ^	336	308

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

6.250% due 12/25/2036 ^•		858	609
6.500% due 08/25/2036 ^		231	141
Countrywide Home Loan Mortgage Pass-Through Trust
4.232% due 02/20/2035 ~		11	11
5.500% due 10/25/2035 ^		278	251
6.250% due 09/25/2036 ^		263	193
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 3.968% due 06/25/2034 •		2,030	2,053
Eurosail PLC 4.785% due 06/13/2045 •	GBP	239	268
GS Mortgage Securities Trust 5.622% due 11/10/2039		$300	260
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		30	50
6.000% due 02/25/2036 ^		1,744	1,293
HarborView Mortgage Loan Trust
2.566% due 01/19/2035 •		75	75
4.389% due 07/19/2035 ^~		22	21
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,659	975
JPMorgan Alternative Loan Trust
3.955% due 03/25/2037 ^~		639	636
4.267% due 03/25/2036 ^~		781	715
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		309	128
JPMorgan Mortgage Trust
4.236% due 02/25/2036 ^~		153	127
4.288% due 01/25/2037 ^~		187	181
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		353	252
5.562% due 02/15/2040 ^~		140	86
Lehman XS Trust 2.043% due 06/25/2047 •		812	748
Merrill Lynch Mortgage Investors Trust 4.301% due 03/25/2036 ^~		847	614
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,497	1,017
Motel 6 Trust 8.848% due 08/15/2024 •		415	422
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		496	345
6.000% due 07/25/2037 ^		676	415
6.250% due 09/25/2037 ^		1,223	737
Residential Funding Mortgage Securities, Inc. Trust
5.319% due 08/25/2036 ^~		434	421
6.000% due 09/25/2036 ^		104	100
6.000% due 06/25/2037 ^		1,080	1,065
Structured Adjustable Rate Mortgage Loan Trust
4.225% due 11/25/2036 ^~		677	646
4.246% due 01/25/2036 ^~		678	510
SunTrust Adjustable Rate Mortgage Loan Trust
4.650% due 02/25/2037 ^~		105	101
4.660% due 04/25/2037 ^~		532	448
WaMu Mortgage Pass-Through Certificates Trust
2.655% due 12/25/2046 •		290	296
3.679% due 10/25/2036 ^~		372	349
3.969% due 02/25/2037 ^~		257	248
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		46	47
Total Non-Agency Mortgage-Backed Securities (Cost $29,185)			31,639

ASSET-BACKED SECURITIES 20.8%

Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	1,432
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	1,594
Argent Securities Trust 2.013% due 03/25/2036 •		7,169	4,484
Asset-Backed Funding Certificates Trust 1.973% due 10/25/2036 •		4,545	4,342
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	1,097
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$215	165
Belle Haven ABS CDO Ltd. 2.539% due 07/05/2046 •		85,896	129
BlueMountain CLO Ltd. 7.451% due 04/13/2027 •		1,000	983
Chrysler Capital Auto Receivables Trust 0.000% due 01/16/2023 «(h)		3	1,584
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	530
0.000% due 10/22/2031 ~		1,000	457
Citigroup Mortgage Loan Trust
1.973% due 12/25/2036 •		3,474	1,758

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

1.983% due 12/25/2036 •		1,781	1,238
Countrywide Asset-Backed Certificates
1.963% due 06/25/2047 ^•		655	587
2.023% due 06/25/2047 ^•		4,409	3,938
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	4,450
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		4	502
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	177
GSAMP Trust
2.083% due 02/25/2046 •		$3,394	3,283
2.798% due 03/25/2035 ^•		5,549	5,084
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		2,700	1,332
JPMorgan Mortgage Acquisition Trust 2.143% due 04/25/2036 •		6,000	5,715
Lehman XS Trust 6.290% due 06/24/2046 þ		1,364	1,363
Marlette Funding Trust 0.000% due 07/16/2029 «(h)		6	2,055
Merrill Lynch Mortgage Investors Trust 1.983% due 04/25/2037 •		257	156
Morgan Stanley Mortgage Loan Trust
1.943% due 04/25/2037 •		3,274	1,512
6.250% due 02/25/2037 ^~		311	216
Residential Asset Mortgage Products Trust 2.103% due 09/25/2036 •		227	221
Securitized Asset-Backed Receivables LLC Trust 1.963% due 05/25/2036 •		5,187	3,248
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,398
SLM Student Loan Trust 0.000% due 01/25/2042 (h)		2	1,294
SoFi Consumer Loan Program LLC 0.000% due 11/25/2026 «(h)		22	1,193
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	784
0.000% due 09/25/2040 (h)		846	447
South Coast Funding Ltd. 2.781% due 08/10/2038 •		5,739	1,065
Symphony CLO Ltd. 6.601% due 07/14/2026 •		1,000	939
Taberna Preferred Funding Ltd.
2.667% due 08/05/2036 •		159	142
2.667% due 08/05/2036 ^•		2,984	2,656
Total Asset-Backed Securities (Cost $65,805)			63,550

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	2,500	31
3.375% due 01/15/2023	EUR	100	43
3.380% due 12/31/2038 þ		1,734	763
4.000% due 03/06/2020	ARS	45,683	207
5.250% due 01/15/2028	EUR	100	43
6.250% due 11/09/2047		100	43
7.820% due 12/31/2033		5,220	2,815
15.500% due 10/17/2026	ARS	14,300	68
57.071% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		30,292	155
59.928% (BADLARPP) due 10/04/2022 ~(a)		28	0
60.576% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		700	5
72.477% (ARLLMONP) due 06/21/2020 ~(a)		68,813	374
Autonomous City of Buenos Aires Argentina 58.422% due 03/29/2024 •(a)		45,317	376
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	700	844
Peru Government International Bond
5.400% due 08/12/2034	PEN	5	2
5.700% due 08/12/2024		35	12
5.940% due 02/12/2029		1,257	424
6.150% due 08/12/2032		184	63
6.350% due 08/12/2028		3,092	1,070
6.900% due 08/12/2037		45	16
6.950% due 08/12/2031		463	168
8.200% due 08/12/2026		2,161	815
Provincia de Buenos Aires 58.086% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	217,314	917
Republic of South Africa Government International Bond
4.850% due 09/30/2029		$600	596
5.750% due 09/30/2049		600	582
Turkey Government International Bond
4.625% due 03/31/2025	EUR	800	923
5.200% due 02/16/2026		300	352
7.625% due 04/26/2029		$900	967

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		120	13
8.250% due 10/13/2024 ^(e)		12	1
9.250% due 09/15/2027 ^(e)		151	16
Total Sovereign Issues (Cost $23,726)			12,704

		SHARES
COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		261,329	609
iHeartMedia, Inc. (f)		197	3
iHeartMedia, Inc. 'A' (f)		14,710	211
			823
CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)		227,344	2,792

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		13,350	4

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(k)		25,438	318
Total Common Stocks (Cost $5,643)			3,937

WARRANTS 0.6%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc.		95,797	1,374

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		394,000	475
Total Warrants (Cost $2,083)			1,849

PREFERRED SECURITIES 4.2%

BANKING & FINANCE 1.1%

Nationwide Building Society 10.250% ~		16,350	3,441

INDUSTRIALS 3.1%

Sequa Corp. (12.000% PIK) 12.000% «(d)		9,169	9,559
Total Preferred Securities (Cost $10,431)			13,000

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.		202,347	4,765
Total Real Estate Investment Trusts (Cost $2,691)			4,765

SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (l) 8.4%			25,671

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%
9.192% due 11/28/2019 - 08/27/2020 (g)(h)	ARS	23,021	202

U.S. TREASURY BILLS 0.7%
1.693% due 11/21/2019 - 01/16/2020 (c)(g)(h)(p)		$2,065	2,060

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Total Short-Term Instruments (Cost $28,378)	27,933
Total Investments in Securities (Cost $403,124)	400,226
Total Investments 131.0% (Cost $403,124)	$400,226
Financial Derivative Instruments (n)(o) (0.6)%(Cost or Premiums, net $739)	(1,811)
Auction Rate Preferred Shares (14.8)%	(45,200)
Other Assets and Liabilities, net (15.6)%	(47,746)
Net Assets Applicable to Common Shareholders 100.0%	$305,469

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$532	$4	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	318	0.11
		$1,265	$322	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.830%	10/31/2019	11/01/2019	$6,600	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(6,744)	$6,600	$6,600
FICC	1.250	10/31/2019	11/01/2019	771	U.S. Treasury Notes 2.000% due 12/31/2021	(791)	771	771
MBC	1.880	10/31/2019	11/01/2019	6,600	U.S. Treasury Notes 2.875% due 04/30/2025	(6,826)	6,600	6,601
RDR	1.820	10/31/2019	11/01/2019	6,600	U.S. Treasury Notes 1.875% due 06/30/2026	(6,759)	6,600	6,600
TDM	1.820	10/31/2019	11/01/2019	5,100	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	(5,214)	5,100	5,100
Total Repurchase Agreements						$(26,334)	$25,671	$25,672

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	2.250%	10/07/2019	TBD(3)		$(1,119)	$(1,121)
BPS	2.530	10/31/2019	01/29/2020		(4,230)	(4,230)
BRC	0.250	11/01/2019	TBD(3)		(423)	(423)
	0.500	09/23/2019	TBD(3)		(399)	(399)
	2.000	11/01/2019	TBD(3)		(1,145)	(1,145)
CEW	2.480	10/18/2019	11/18/2019		(2,786)	(2,789)
CIW	2.130	10/22/2019	11/21/2019		(94)	(94)
	2.290	10/07/2019	11/06/2019		(1,840)	(1,843)
FOB	2.300	10/10/2019	11/12/2019		(2,201)	(2,204)
JML	(0.300)	10/16/2019	01/15/2020	EUR	(1,748)	(1,950)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

	0.950	10/18/2019	01/17/2020	GBP	(182)	(235)
	1.000	10/28/2019	01/28/2020		(1,863)	(2,413)
	2.400	10/08/2019	11/08/2019		$(4,265)	(4,272)
NOM	2.500	10/04/2019	11/04/2019		(3,295)	(3,301)
RDR	2.200	10/11/2019	11/08/2019		(1,316)	(1,318)
	2.200	10/16/2019	11/14/2019		(3,142)	(3,145)
	2.430	08/08/2019	11/06/2019		(1,045)	(1,051)
UBS	2.400	09/10/2019	12/10/2019		(4,028)	(4,042)
	2.400	10/11/2019	11/13/2019		(2,904)	(2,908)
	2.426	09/05/2019	12/06/2019		(4,593)	(4,611)
	2.450	11/01/2019	01/30/2020		(4,364)	(4,364)
	2.500	11/01/2019	01/30/2020		(4,742)	(4,742)
	2.650	08/01/2019	11/01/2019		(2,310)	(2,326)
	2.690	09/04/2019	12/04/2019		(1,233)	(1,238)
	2.700	08/01/2019	11/01/2019		(1,949)	(1,962)
	2.700	09/23/2019	11/01/2019		(1,921)	(1,927)
	2.710	08/14/2019	11/14/2019		(2,741)	(2,757)
	2.800	08/01/2019	11/01/2019		(2,758)	(2,778)
Total Reverse Repurchase Agreements						$(65,588)

(m)	Securities with an aggregate market value of $60,637 have been pledged as collateral under the terms of master agreements as of October 31, 2019.

(1)	Includes accrued interest.

(2)	The average amount of borrowings outstanding during the period ended October 31, 2019 was $(55,664) at a weighted average interest rate of 2.374%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.803%	$300	$(1)	$(6)	$(7)	$1	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	6.084	700	(3)	(24)	(27)	4	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	157.520	2,900	(95)	(1,264)	(1,359)	0	(6)
						$(99)	$(1,294)	$(1,393)	$5	$(6)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022		$59,900	$(1,899)	$(874)	$(2,773)	$0	$(164)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	708	3,263	285	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	72	795	115	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	2,024	2,224	259	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	4,573	6,721	545	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	32,716	30,005	2,180	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		3,700	(15)	(385)	(400)	0	(99)
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		10,600	(76)	(434)	(510)	0	(277)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		51,500	28	2,119	2,147	0	(1,279)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(19)	118	99	0	(212)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		30,500	(108)	1,378	1,270	0	(757)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	(126)	(160)	0	(226)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(178)	(183)	0	(46)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	6,200	89	(52)	37	0	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		3,900	97	283	380	1	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029	EUR	1,200	(24)	(39)	(63)	0	(5)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		$5,800	106	35	141	0	(22)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	17,800	185	(4)	181	0	(217)
							$1,240	$41,934	$43,174	$3,385	$(3,304)
Total Swap Agreements							$1,141	$40,640	$41,781	$3,390	$(3,310)

Cash of $6,618 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2019.

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability

BOA	11/2019	GBP	27,104		$33,442	$0	$(1,667)
BPS	11/2019		$680	GBP	542	22	0
	12/2019	PEN	1,542		$456	0	(4)
BRC	11/2019	EUR	18,367		20,131	0	(353)
CBK	11/2019		189		209	0	(2)
	11/2019	GBP	1,333		1,704	0	(23)
	11/2019		$181	EUR	165	3	0
	11/2019		35,907	GBP	27,895	227	0
	11/2019		2,849	RUB	188,222	82	0
	12/2019	GBP	27,624		$35,608	0	(208)
GLM	11/2019		$20,726	EUR	18,700	130	0
	12/2019	EUR	18,700		$20,766	0	(129)
JPM	11/2019		309		341	0	(3)
	01/2020		$2,739	MXN	53,659	18	0
SOG	12/2019		1,626	RUB	109,963	80	0
Total Forward Foreign Currency Contracts						$562	$(2,389)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

								Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.684%	$500	$(97)	$81	$0	$(16)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.684	700	(139)	117	0	(22)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.684	800	(166)	140	0	(26)
Total Swap Agreements							$(402)	$338	$0	$(64)

(p)	Securities with an aggregate market value of $1,739 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2019

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$30,732	$646	$31,378
Corporate Bonds & Notes
Banking & Finance	0	77,869	0	77,869
Industrials	0	71,660	171	71,831
Utilities	0	32,263	0	32,263
Convertible Bonds & Notes
Industrials	0	2,361	0	2,361
Utilities	0	3	0	3
Municipal Bonds & Notes
California	0	631	0	631
Illinois	0	7,497	0	7,497
Virginia	0	372	0	372
West Virginia	0	6,804	0	6,804
U.S. Government Agencies	0	7,395	2,445	9,840
Non-Agency Mortgage-Backed Securities	0	31,639	0	31,639
Asset-Backed Securities	0	56,818	6,732	63,550
Sovereign Issues	0	12,704	0	12,704
Common Stocks
Communication Services	820	3	0	823
Consumer Discretionary	2,792	0	0	2,792
Energy	0	4	0	4
Industrials	0	0	318	318
Warrants
Communication Services	0	1,374	0	1,374
Industrials	0	0	475	475
Preferred Securities
Banking & Finance	0	3,441	0	3,441
Industrials	0	0	9,559	9,559
Real Estate Investment Trusts
Real Estate	4,765	0	0	4,765
Short-Term Instruments
Repurchase Agreements	0	25,671	0	25,671
Argentina Treasury Bills	0	202	0	202
U.S. Treasury Bills	0	2,060	0	2,060

Total Investments	$8,377	$371,503	$20,346	$400,226

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,390	0	3,390
Over the counter	0	562	0	562

	$0	$3,952	$0	$3,952
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,310)	0	(3,310)
Over the counter	0	(2,453)	0	(2,453)

	$0	$(5,763)	$0	$(5,763)

Total Financial Derivative Instruments	$0	$(1,811)	$0	$(1,811)

Totals	$8,377	$369,692	$20,346	$398,415

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2019 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$1,908	$71	$(63)	$(29)	$(1)	$(26)	$0	$(1,214)	$646	$1
Corporate Bonds & Notes
Industrials	0	250	0	0	0	(79)	0	0	171	(79)
U.S. Government Agencies	2,433	0	(10)	43	4	(25)	0	0	2,445	(25)
Asset-Backed Securities	8,729	0	0	0	0	(703)	0	(1,294)	6,732	(694)
Common Stocks
Industrials	369	0	0	0	0	(51)	0	0	318	(51)
Warrants
Industrials	731	0	0	0	0	(256)	0	0	475	(256)
Preferred Securities
Industrials	10,669	298	0	0	0	(1,408)	0	0	9,559	(1,408)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Totals	$24,839	$619	$(73)	$14	$3	$(2,548)	$0	$(2,508)	$20,346	$(2,512)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)

Investments in Securities, at Value
Loan Participations and Assignments	$646	Third Party Vendor	Broker Quote	98.375 - 101.000
Corporate Bonds & Notes
Industrials	171	Other Valuation Techniques(2)	-	-
U.S. Government Agencies	2,445	Proxy Pricing	Base Price	60.750
Asset-Backed Securities	6,732	Proxy Pricing	Base Price	5,421.000 - 101,596.692
Common Stocks
Industrials	318	Other Valuation Techniques(2)	-	-
Warrants
Industrials	475	Other Valuation Techniques(2)	-	-
Preferred Securities
Industrials	9,559	Fundamental Valuation	Company Equity Value	$767,645,260.160

Total	$20,346

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc
BPG	BNP Paribas Securities Corp.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale Paris
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	BP0003M	3 Month GBP-LIBOR	BADLARPP	Argentina Badlar Floating Rate Notes
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate